                                                                    EXHIBIT 10.8

           AMENDED AND RESTATED CONTINUING LIMITED PERSONAL GUARANTY
           ---------------------------------------------------------

          FOR VALUE RECEIVED, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to U.S. REMODELERS, INC. ("Borrower"), by FINOVA CAPITAL CORPORATION ("Lender"), the undersigned, Murray H. Gross ("Guarantor"), hereby agrees as follows:

          1.   Guaranty of Obligations.  Guarantor unconditionally, absolutely
               -----------------------
and irrevocably guarantees the full and prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of Borrower to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due, including, without limitation, under or in connection with that certain Loan and Security Agreement and Schedule to Loan and Security Agreement (collectively, the "Loan Agreement") of even date between Borrower and Lender, that certain Secured Promissory Term Note dated April 7, 1998 in the original principal amount of Seven Hundred Thousand Dollars ($700,000.00) executed by Borrower in favor of Lender, that certain Secured Revolving Credit Note dated of even date in the principal amount of One Million Dollars ($1,000,000.00) executed by Borrower in favor of Lender, and each of the documents, instruments and agreements executed and delivered in connection therewith, as each may be modified, amended, supplemented or replaced from time to time (all such obligations are herein referred to collectively as the "Liabilities", and all documents evidencing or securing any of the Liabilities are herein referred to, collectively, as the "Loan Documents"). This Continuing Limited Personal Guaranty (this "Continuing Guaranty") is a guaranty of payment and performance when due and not of collection.

          In the event of any default by Borrower in making payment of, or default by Borrower in performance of, any of the Liabilities, Guarantor agrees on demand by Lender to pay and perform all of the Liabilities as are then or thereafter become due and owing or are to be performed under the terms of the Loan Documents. Guarantor further agrees to pay all expenses (including reasonable attorneys' fees and expenses) paid or incurred by Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Continuing Guaranty.

          2.   Limitation on Guaranty.  Notwithstanding any other provision of
               ----------------------
this
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Continuing Guaranty, the aggregate liability of Guarantor hereunder shall not exceed an amount equal to one-half of the Total Facility (as defined in the Loan Agreement), as reduced or increased from time to time; plus costs and---- expenses of enforcement of this Continuing Guaranty, and interest on the amount due under this Continuing Guaranty calculated from the date of demand by Lender at the Default Rate. Provided that no default has occurred under the Loan Documents and, Borrower has met at least eighty percent (80%) of its projected profitability and net worth goals attached hereto as Exhibit A for Borrower's fiscal year ending December 31, 1998, based upon audited financial statements from an accounting firm acceptable to Lender, the aggregate liability of Guarantor hereunder shall be reduced to one-quarter of the Total Facility effective as of the six month anniversary of the Closing Date of the credit facility; plus costs and expenses of enforcement of this Continuing Guaranty,
          ----
and interest on the amount due under this Continuing Guaranty calculated from the date of demand by Lender at the Default Rate.

          3.   Continuing Nature of Guaranty and Liabilities.  This Continuing
               ---------------------------------------------
Guaranty shall be continuing and shall not be discharged, impaired or affected by:
               a.   the insolvency of Borrower;

               b. the power or authority or lack thereof of Borrower to incur the Liabilities;

               c. the validity or invalidity of any of the Loan Documents or the documents securing the same;

               d. the existence or non-existence of Borrower as a legal entity;

               e. any transfer by Borrower of all or any part of any collateral in which Lender has been granted a lien or security interest pursuant to the Loan Documents;

               f. any statute of limitations affecting the liability of Guarantor under this Continuing Guaranty or the Loan Documents or the ability of Lender to enforce this Continuing Guaranty or any provision of the Loan Documents; or

               g. any right of offset, counterclaim or defense of Guarantor, including, without limitation, those which have been waived by Guarantor pursuant to Paragraph [7] hereof.

          4.   Insolvency of Borrower or Guarantor.  Without limiting the
               -----------------------------------
generality of any

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

other provision hereof, Guarantor agrees that, in the event of the dissolution or insolvency of Borrower or Guarantor or the inability of Borrower or Guarantor to pay their respective debts as they mature, or an assignment by Borrower or Guarantor for the benefit of creditors, or the institution of any proceeding by or against Borrower or Guarantor alleging that Borrower or Guarantor is insolvent or unable to pay their respective debts as they mature, Guarantor will pay to Lender forthwith the full amount which would be payable hereunder by Guarantor if all of the Liabilities were then due and payable, whether or not such event occurs at a time when any of the Liabilities are otherwise due and payable.

          5.   Payment of the Liabilities.  Any amounts received by Lender from
               --------------------------
whatever source on account of the Liabilities may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect, and notwithstanding any payments made by or for the account of Guarantor pursuant to this Continuing Guaranty.

          Guarantor agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitations the insolvency, bankruptcy or reorganization of Borrower), such Liabilities shall, for the purposes of this Continuing Guaranty and to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application by Lender, and this Continuing Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Lender had not been made.

          6.   Permitted Actions of Lender.  Lender may from time to time, in
               ---------------------------
its sole discretion and without notice to Guarantor, take any or all of the following actions:
               a. retain or obtain a security interest in any assets of Borrower or any third party to secure any of the Liabilities or any obligations of Guarantor hereunder;

               b. retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantor, with respect to any of the Liabilities;
               c. extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities;

               d. waive, ignore or forbear from taking action or otherwise exercising any of its

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default rights or remedies with respect to any default by Borrower under the
Loan Documents;

               e. release, waive or compromise any obligation of Guarantor hereunder or any obligation of any nature of any other obligor primarily or secondarily obligated with respect to any of the Liabilities;

               f. release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any collateral now or hereafter securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, waive, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and

               g. demand payment or performance of any of the Liabilities from Guarantor at any time or from time to time, whether or not Lender shall have exercised any of its rights or remedies with respect to any property securing any of the Liabilities or any obligation hereunder or proceeded against any other obligor primarily or secondarily liable for payment or performance of any of the Liabilities.

          7.   Specific Waivers.  Without limiting the generality of any other
               ----------------
provision of this Continuing Guaranty, Guarantor hereby expressly waives:

               a.   notice of the acceptance by Lender of this Continuing
Guaranty;

               b. notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Liabilities;

               c. presentment, demand, notice of dishonor, protest, notice of protest and all other notices whatsoever with respect to the payment or performance of the Liabilities or the amount thereof or any payment or performance by Guarantor hereunder;

               d. all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder or any security for or guaranty of any of the foregoing;

               e. any right to direct or affect the manner or timing of Lender's enforcement of its rights or remedies;

               f. any and all defenses which would otherwise arise upon the occurrence of any event or contingency described in Paragraph 1 hereof or upon the taking of any action by Lender permitted hereunder;

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

               g. any defense, right of set-off, claim or counterclaim whatsoever and any and all other rights, benefits, protections and other defenses available to Guarantor now or at any time hereafter; and

               h. all other principles or provisions of law, if any, that conflict with the terms of this Continuing Guaranty, including, without limitation, the effect of any circumstances that may or might constitute a legal or equitable discharge of a guarantor or surety.

          8.   Irrevocability.  Guarantor hereby further waives all rights to
               --------------
revoke this Continuing Guaranty at any time, and all rights to revoke any agreement executed by Guarantor at any time to secure the payment and performance of Guarantor's obligations under this Continuing Guaranty.

          9.   Statutory Waiver of Rights and Defenses Regarding Election of
               -------------------------------------------------------------
Remedies. Guarantor waives all rights and defenses arising out of an election of
--------
remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of any applicable law or otherwise.

          10.  Subordination.  Guarantor hereby subordinates any and all
               -------------
indebtedness of Borrower to Guarantor to the full and prompt payment and performance of all of the Liabilities. Guarantor agrees that Lender, after and during the occurrence of an Event of Default, shall be entitled to receive payment of all Liabilities prior to Guarantor's receipt of payment of any amount of any indebtedness of Borrower to Guarantor. Any payments on such indebtedness to Guarantor, after and during the occurrence of an Event of Default, if Lender so requests, shall be collected, enforced and received by Guarantor, in trust, as trustee for Lender and shall be paid over to Lender on account of the Liabilities, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. After and during the continuance of an Event of Default, Lender is authorized and empowered, but not obligated, in its discretion, (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, any indebtedness of Borrower to Guarantor and to apply any amounts received thereon to the Liabilities, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, any indebtedness of Borrower to Guarantor, and (ii) to pay any amounts received on such indebtedness to Lender for application to the Liabilities.

          11.  Subrogation.  Guarantor will not exercise any rights which it may
               -----------
acquire by way of

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

subrogation under this Continuing Guaranty, by any payment hereunder or otherwise, until all of the Liabilities have been paid in full, in cash, and Lender shall have no further obligations to Borrowers under the Loan Documents or otherwise. After and during the continuance of an Event of Default, if any amount shall be paid to Guarantor on account of such subrogation rights at any other time, such amount shall be held in trust for the benefit of Lender and shall be forthwith paid to Lender to be credited and applied to the Liabilities, whether matured or unmatured, in such manner as Lender shall determine in its sole discretion.

          12.  Assignment of Lender's Rights.  Lender may, from time to time,
               -----------------------------
without notice to Guarantor, assign or transfer any or all of the Liabilities or any interest therein and, notwithstanding any such assignment or transfer of the Liabilities or any subsequent assignment or transfer thereof, the Liabilities shall be and remain the Liabilities for the purpose of this Continuing Guaranty. Each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such party's interest in the Liabilities, be entitled to the benefits of this Continuing Guaranty to the same extent as if such assignee or transferee were Lender; however, that unless Lender shall otherwise consent in writing, Lender shall
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have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Continuing Guaranty for its own benefit as to those of the Liabilities which Lender has not assigned or transferred.

          13.  Indulgences Not Waivers.  No delay in the exercise of any right
               -----------------------
or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Continuing Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered by Lender. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender or the obligations of Guarantor under this Continuing Guaranty.

          14.  Financial Condition of Borrower.  Guarantor represents and
               -------------------------------
warrants that he is fully aware of the financial condition of Borrower, and Guarantor delivers this Continuing Guaranty based solely upon his own independent investigation of Borrower's financial condition and in no part upon any representation or statement of Lender with respect thereto. Guarantor further represents and

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

warrants that he is in a position to and hereby does assume full responsibility for obtaining such additional information concerning Borrower's financial condition as Guarantor may deem material to its obligations hereunder, and Guarantor is not relying upon, nor expecting Lender to furnish him any information in Lender's possession concerning Borrower's financial condition or concerning any circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the Liabilities.

          Guarantor hereby waives any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor.

          Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "Continuing Guaranty" which includes, without limitations the possibility that Borrower will contract for additional indebtedness for which Guarantor may be liable hereunder after Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

          15.  Representations and Warranties.  Guarantor represents and
               ------------------------------
warrants to Lender that each of the following statements is accurate and complete in all material respects as of the date of this Continuing Guaranty:

               a. this Continuing Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally;

               b. the execution, delivery and performance of this Continuing Guaranty do not (i) violate any provisions of law or any order of any court or other agency of government (each, a "Requirement of Law"), (ii) contravene any provision of any material contract or agreement to which Guarantor is a party or by which Guarantor or Guarantor's assets are bound (each, a "Contractual Obligation"), or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature upon any property, asset or revenue of Guarantor;

               c. all consents, approvals, orders and authorizations of, and registrations, declarations and filings with, any governmental agency or authority or other person or entity

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

(including, without limitation, the shareholders or partners of any entity), if any, which are required to be obtained in connection with the execution and delivery of this Continuing Guaranty or the performance of Guarantor's obligations hereunder have been obtained, and each is in full force and effect;

          d. Guarantor has paid all taxes and other charges imposed by any governmental agency or authority due and payable by Guarantor other than those which are being challenged in good faith by appropriate proceedings;

          e. Guarantor is not in violation of any Requirement of Law or Contractual Obligation other than any violation the consequences of which could not have a material adverse effect on Guarantor's ability to perform its obligations hereunder (a "Material Adverse Effect"); and

          f. no action, proceeding, investigation or litigation is pending or, to the knowledge of Grantor, overtly threatened against Guarantor by any person or entity which, if adversely determined, could have a Material Adverse Effect.

          16.  Guarantor Financial Information.  Guarantor will provide Lender
               -------------------------------
in writing such financial and other information with respect to Guarantor's assets and liabilities as Lender shall reasonably request from time to time, in form reasonably satisfactory to Lender.

          17.  Binding Upon Successors:  Death of Guarantor.  This Continuing
               --------------------------------------------
Guaranty shall be binding upon Guarantor and Guarantor's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. This Continuing Guaranty shall not terminate or be revoked upon the death of Guarantor, notwithstanding any knowledge by Lender of Guarantor's death.

          All references herein to Borrower shall be deemed to include its successors and assigns, and all references herein to Guarantor shall be deemed to include Guarantor and Guarantor's successors and assigns or, upon the death of Guarantor, the duly appointed representative, executor or administrator of Guarantor's estate.

          In addition and notwithstanding anything to the contrary contained in this Continuing Guaranty or in any other document, instrument or agreement between or among any of Lender, Borrower, Guarantor or any third party, the obligations of Guarantor with respect to the Liabilities shall be joint and several with any other person or entity that now or hereafter executes a guaranty of any of the Liabilities separate from this Continuing Guaranty.

          18.  Notices.  All notices required or permitted to be given hereunder
               -------
shall be in writing and shall be either personally delivered, transmitted by facsimile to the facsimile numbers provided herein or sent by United States certified or registered mail, return receipt requested, addressed to Guarantor or Lender at their respective addresses stated below or at such other address as either party hereafter notifies the other party as herein provided. Notices shall be deemed received on the earlier of (i) the date noted on the return receipt as delivered if mail delivery of the notice is successful or the date inscribed on a confirmation of successful transmission, if sent by facsimile;
(ii) the last date of attempted delivery, as noted by the United States Postal Service on the envelope containing the notice, if mail delivery is unsuccessful; or (iii) the date of the actual delivery if personally delivered.

          19.  Governing Law: Additional Waivers.  This Continuing Guaranty has
               ---------------------------------
been delivered and shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Arizona.

          GUARANTOR HEREBY

          (i) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS CONTINUING GUARANTY, AND ACKNOWLEDGES THAT LENDER ALSO WAIVES SUCH RIGHT;

          (ii) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS CONTINUING GUARANTY;

          (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT GUARANTOR MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING;

          (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law; and

          (v) agrees not to institute any legal action or proceeding against Lender or any of Lender's directors, officers, employees, agents or property concerning any matter arising out of or relating to this Continuing Guaranty in any court other than one located in Maricopa County, Arizona.

Nothing herein shall affect or impair Lender's right to serve legal process in any manner permitted by law or Lender's right to bring any action or proceeding against Guarantor or Continuing Guaranty shall be interpreted as to be effective and valid under applicable law, but if any provision of this Continuing Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Continuing Guaranty.

          20.  ADVICE OF COUNSEL  GUARANTOR ACKNOWLEDGES THAT GUARANTOR HAS
               -----------------
EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS CONTINUING GUARANTY.

          21.  Entire Agreement.  This Continuing Guaranty consolidates, amends
               ----------------
and restates in its entirety, that certain Continuing Limited Personal Guaranty, dated April 7, 1998, executed by Guarantor. This Continuing Guaranty contains the complete understanding of the parties hereto with respect to the subject matter herein. Guarantor acknowledges that Guarantor is not relying upon any statements or representations of Lender not contained in this Continuing Guaranty and that such statements or representations, if any, are of no force or effect and are fully superseded by this Continuing Guaranty. This Continuing Guaranty may only be modified by a writing executed by Guarantor and Lender.

          22.  Capitalized Terms.  All capitalized terms not otherwise defined
               -----------------
herein shall have the meaning set forth in the Loan Agreement and Secured Promissory Term Note.

     IN WITNESS WHEREOF, Guarantor has executed this Continuing Guaranty this 5th day of June, 1998.

                                        "Guarantor"

                                        /s/ Murray H. Gross
                                        -------------------
                                        Murray H. Gross, President
                                        SS # ###-##-####

                                        Guarantor's address
                                        for notices:

                                        6539 Waggoner Drive
                                        Dallas, Texas 75230

Lender's address for notices:

FINOVA Capital Corporation
111 West 40th Street, 14th Floor
New York, N.Y. 10018

Facsimile: (212) 403-0799


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